INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

8.	INCOME TAXES

Bermuda
Under current Bermuda law, the Company is not required to pay taxes in Bermuda on either income or capital gains. The Company has received written assurance from the Minister of Finance in Bermuda that, in the event of any such taxes being imposed, the Company will be exempted from taxation until March 31, 2035.

United States
Under Section 863(c)(2)(A) of the Internal Revenue Code, 50% of all transportation revenue attributable to transportation which begins or ends in the United States shall be treated as from sources within the United States. Such revenue is subject to 4% tax. Revenue tax of $0.9 million has been recorded in voyage expenses and commissions in 2015 (2014: $0.4 million, 2013: $0.3 million).

Other Jurisdictions
Certain of the Company's subsidiaries in Singapore, Norway, India and the United Kingdom are subject to income tax in their respective jurisdictions. The tax paid by subsidiaries of the Company that are subject to income tax is not material.

The Company does not have any unrecognized tax benefits, material accrued interest or penalties relating to income taxes.